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                                            Sequa Corporation


                                   Management Incentive Bonus Program

                                                   for

                                    Corporate Non-Executive Officers

                                                   and

                                             Corporate Staff

                                           (Revised for 1998)




























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                                            SEQUA CORPORATION
                                   MANAGEMENT INCENTIVE BONUS PROGRAM
                                  FOR CORPORATE NON-EXECUTIVE OFFICERS
                                           AND CORPORATE STAFF


       I.       GENERAL OVERVIEW
                ----------------
                The purpose of implementing Sequa Corporation's Management Incentive Bonus Program for Corporate Non-Executive
Officers and Corporate Staff (hereinafter, "MIBP") is to improve the Company's performance through the efforts of key executives and management personnel who are in a position to significantly contribute to its operating results.
                Specific financial and personal performance goals will be established at the beginning of each plan year for all MIBP participants herein.  The MIBP is designed to provide substantial rewards for participants who accomplish or exceed targeted personal performance goals at the end of the plan year (provided that the
Company achieves positive earnings per share).
      II.       PARTICIPANTS IN THE MIBP
                ------------------------
               1. Corporate Non-Executive Officers: These include all corporate officers and assistant corporate officers who are not Corporate Executive Officers (as defined in the Company's Management Incentive Bonus Program for Corporate Executive Officers).
               2. A-Pool (Director) and B-Pool (Manager and Professional) Participants: as established by the

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                        Corporate Non-Executive Officers,  in accordance
                        with the following guidelines:
                        (a)     A-Pool participation shall consist of:
                                * First level managers reporting directly to a Corporate Non-Executive Officer.
                                *       Certain first-level managers may be
                                       excluded if the reporting relationship is
                                        due to special circumstances.
                                    *       Certain second-level managers may be
                                            included if the responsibilities of
                                            their position warrant participation
                                                at the A-Pool level.
                        (b)     B-Pool participation shall consist of:
                                * Select Manager, Professional and other key employees who are in a position to contribute to Company goals through sustained performance.
                        (c) During the first quarter of each year, the recommended lists of participants for that year are to be submitted by the respective Corporate Non-Executive Officers to the appropriate Corporate Executive Officer and the Vice President, Human Resources for their approval.


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               3.       Any organizational changes during the year which
                        impact on the level of bonus participation will be reviewed and approved in writing by the Chief Executive Officer, President and the Vice
                         President, Human Resources.
     III.       TIME OF PARTICIPATION; FORFEITURE OF BONUS AWARD
                ------------------------------------------------
               1. In order to participate in the MIBP for a given year, a participant must be in an eligible position at the end of that plan year.
               2. Any employee promoted or hired to a position included in the MIBP during a plan year will be eligible to participate in the bonus program on a pro-rated basis for that plan year.
               3.       The plan year is the calendar year.
               4. Death, disability, retirement, voluntary resignation or termination of employment by the Company for any reason, SUBSEQUENT to the end of a plan year (but prior to payout of bonus awards), shall not affect the eligibility of a participant (or his estate) for a bonus award under this MIBP if all other conditions have been met.
               5. Death, disability, retirement or termination of employment by the Company other than for cause, PRIOR to the end of a plan year, shall require

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                        review of the specific case by the Chief Executive
                        Officer, the President and the Vice President, Human Resources to determine whether a bonus award is appropriate for a participant under this MIBP for such year.
               6. Notwithstanding anything to the contrary set forth in this plan, a participant shall not be eligible to receive any bonus award (or portion thereof) if, prior to the end of a plan year: (a) he voluntarily resigns from the Company, or (b) his employment is terminated for cause by the Company.
               7.       Any exception to the policies set forth in this
                        Section III must be approved in writing by the Chief Executive Officer, President and the Vice President, Human Resources.
      IV.       DETERMINATION OF COMPANY FINANCIAL AND PERSONAL
                -----------------------------------------------
                PERFORMANCE GOALS
                -----------------

        A.      Company Financial Goal
                ----------------------
               1. The Company financial goal for this MIBP shall be attainment of budgeted basic earnings per share from continuing operations, before extraordinary items (hereinafter, "EPS").



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               2.       The amount of budgeted EPS shall be set during the
                        first quarter of each year by the Executive
                        Management Committee of the Company and shall be approved by the Compensation Committee of the Board of Directors.
               3. The EPS attained shall be determined based upon the unaudited financial statements of the Company (which shall contain all adjustments necessary to fairly present the Company's results for the year then ended).
               4.       The determination of "Minimum", "Par" and
                         "Outstanding" results for purposes of the
                        Company's financial performance portion of bonus awards payable under this MIBP shall be based upon attainment of EPS as approved by the Compensation Committee of the Board of Directors for each plan year. "Minimum" shall mean attainment of 85% of budgeted EPS; "Par" shall mean attainment of 100% of budgeted EPS; and "Outstanding" shall mean attainment of 115% of budgeted EPS. Numbers shall be interpolated between categories on a straight line arithmetic basis.




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        B.      Personal Performance Goals
                --------------------------
               1. Personal performance goals for Corporate Non-Executive Officers shall be agreed upon with the appropriate Corporate Executive Officer.
               2. Personal performance goals for A-Pool and B-Pool participants in this MIBP shall be agreed upon with the appropriate Corporate Non-Executive Officer.
               3. Personal performance goals of all participants in this MIBP shall be submitted in writing to, and approved by, the Vice President, Human Resources by March 31 of each year and may be reviewed by the Chief Executive Officer or the President.
       V.       CALCULATION OF BONUS AWARDS
                ---------------------------
        A.      Company Financial Portion
                -------------------------
               1.       Following the close of the plan year, the Executive
                         Vice President, Finance and Administration, shall
                        report to the Chief Executive Officer and the President the calculation of EPS attained for that plan year. He shall thereafter calculate the financial portion of the bonus award available for each level of participation under this MIBP based on the Company's EPS.

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               2.       Eligible participants in this MIBP shall be subject
                        to having satisfied the criteria of Section III hereof and the personal performance requirements as set forth in Section V(B) hereof.
               3.       The calculation of the Company financial
                        performance rating shall be applied to bonus awards payable to eligible participants in this MIBP according to the formula set forth in Section VI hereof.
               4. Notwithstanding anything to the contrary in this plan, in no event shall any bonus award (or portion thereof) be payable under this MIBP to any participant if the Company shall not have achieved EPS of at least $.01 for the plan year at issue.
        B.      Personal Performance Portion
                ----------------------------
               1. Following the close of the plan year, personal performance ratings shall be determined by the appropriate Corporate Executive Officers for their respective direct reports. Corporate Non-Executive Officers (in coordination with the appropriate Corporate Executive Officers) will determine personal performance ratings for their participant reports.

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               2.       The above-described personal performance rating
                        shall be used to calculate the personal performance portion of bonus awards that may be payable to eligible participants in this MIBP, in accordance with the provisions of this plan (subject to their having satisfied the criteria of Section III hereof and the Company having attained EPS of at least $.01).
               3. Notwithstanding anything to the contrary in this plan, in no event shall any bonus award (or portion thereof) be payable under this MIBP to any otherwise eligible participant if he fails to receive the minimum personal performance rating as set forth in Section VI(A) hereof, unless Section V(B)4 below shall be applicable.
               4. Notwithstanding anything to the contrary in this plan, in those instances where significant events beyond the control of the participant impair his ability to achieve his personal performance goals, the Chief Executive Officer, President and Vice President, Human Resources may use their judgment regarding the amount of bonus to be awarded for that portion of the plan. Examples of such events could include: acquisitions, divestitures, natural catastrophes and illness.

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               5.       In the event of the failure of a participant in
                        this MIBP to achieve the minimum required level of personal performance points for other legitimate reasons, the Chief Executive Officer, President and Vice President, Human Resources retain discretion to grant compensation in lieu of a bonus, outside
                        the parameters of this plan.
      VI.       MINIMUM AND MAXIMUM LEVELS OF BONUS AWARDS
                ------------------------------------------
        A.      Minimum and Maximum Levels for Personal Performance
                ---------------------------------------------------
               1.       The minimum thresholds of personal performance
                        points required to be earned under this plan are:
                               6.25 points         for Corporate Non-Executive
                                                   Officers
                               7.5 points          for A-Pool Participants
                              10.0 points          for B-Pool Participants
                        The foregoing respective minimum thresholds of personal performance points must be achieved before any bonus award shall be payable to a participant in this MIBP, unless Section V(B)4 above shall be applicable.




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               2.       The maximum levels of personal performance points
                        that may be earned by any participant in this MIBP
                        are:
                         18.75 points              for Corporate Non-Executive
                                                   Officers
                         22.5 points               for A-Pool Participants
                         15.0 points               for B-Pool Participants
                        The maximum level of personal performance points that may be achieved shall be subject to and limited by the same relationship that actual financial results attained bear to budgeted financial performance in any given year. For Corporate Non-Executive Officers, for example, if Company financial results fall halfway between "par" and "outstanding" (i.e., 46.875 Company financial performance points), the maximum personal performance points that may be awarded are likewise limited to those available halfway between "par" and "outstanding" (i.e., 15.625 personal performance points).

               3. The following formula is to be used to calculate the ceiling for personal performance points awarded as set forth in Section VI(A)2 above:



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        Actual Company                      Maximum Personal      Ceiling on
        Financial Perform-                  Performance Points    Personal
        ance Points Attained                Available             Performance
     --------------------  X                (always 18.75 for =   Points that
        Maximum Company                     Corporate Non-        may be Awarded
        Financial Performance               Executive Officers)
        Points Available
        (always 56.25 for Corporate
        Non-Executive Officers)

               4. Personal performance points are raw scores and not percentages. Accordingly, a Corporate Non-Executive Officer does not have to earn 18.75 personal performance points in order to be awarded the maximum of 12.5 personal performance points in a year in which the Company achieves "par" financial results; any number of personal performance points that he earns between 12.5 and
                        18.75 will result in his receiving12.5 points in the par category. Conversely, even if a Corporate Non-Executive Officer achieves a perfect score of
                        18.75 personal performance points, the maximum personal performance amount for which he is eligible shall be limited by the financial performance of the Company. Thus, if the Company achieves only the "par" financial performance category, a Corporate Non-Executive Officer who has achieved a perfect personal performance rating of
                        18.75 cannot be awarded more than the maximum number of personal performance points permissible in the "par" category (12.5 points).

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               5.       In the event that the Company achieves EPS of at
                        least $.01, but fails to attain minimum financial performance, MIBP participants will be eligible for limited bonus awards based solely upon personal performance as set forth in the charts shown in Sections VI(D) and VI(E) hereof, unrestricted (in this instance alone) by Company financial performance.
               6. For B-Pool participants, their entire bonus award shall be based upon personal performance (although no bonus award shall be payable to them if the Company shall not attain EPS of at least $.01). Accordingly, the bonus award for B-Pool participants shall not be limited by the financial performance category attained by the Company; however, their total bonus award can never exceed 15% of their base salary.
        B.      Minimum and Maximum Levels for Company Financial
                ------------------------------------------------
                Performance
                -----------

               1. The minimum financial level that must be attained by the Company before any bonus awards may be made under this plan is an EPS of at least $.01.
               2. The maximum number of Company financial points that may be awarded under this plan are 56.25 points, in the case of Corporate Non-Executive Officers, and
                        22.5 points, in the case of A-Pool participants.



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        C.      Maximum Aggregate Bonus Awards
                ------------------------------
                        The maximum aggregate bonus awards (combined
                        Company financial and personal performance portions) payable under this plan are 75% of base salary for Corporate Non-Executive Officers, 45% of base salary for A-Pool participants, and 15% of base salary for B-Pool participants (whose entire bonus award is based upon personal performance).


















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

        D.      Corporate Non-Executive Officers Chart -- Example of Potential Payout
                Levels

                         EPS OF $.01             MINIMUM                        PAR FINANCIAL              OUTSTANDING
                         UP TO 85% OF            FINANCIAL                      PERFORMANCE                FINANCIAL
                         BUDGETED EPS            PERFORMANCE                    (100% OF                   PERFORMANCE
                                                 (85% OF BUDGETED               BUDGETED EPS)              (115% OF
                                                 EPS)                                                      BUDGETED EPS)

Company                  0                       18.75 points                   37.5 points                56.25 points
Financial
Performance
Points

Personal                 From 6.25 to            6.25 points                    From 6.25                  From 6.25
Performance              18.75 points                                           points to                  points to
Points                                                                          12.5 points                18.75 points

Total                    6.25% to                25.0% of Base                  Up to 50.0%                Up to 75.0%
Percentage               18.75% of               Salary                         of Base Salary             of Base Salary
of Base                  Base Salary
Salary
Payable as
Bonus
(Company
Financial
Performance
plus Personal
Performance)

        NOTE: The above chart assumes that the MIBP participant has achieved the required minimum personal performance rating of 6.25 points, without which no bonus award under this plan shall be payable. Each point is equal to one percentage point of base salary. Numbers are to be interpolated between categories on a straight line basis. Points which fall between two categories are calculated on a straight arithmetic basis (i.e., if the financial results fall midway between minimum and par, 28.125 financial points will be awarded; likewise, in that situation, no more than 9.375 personal points can be awarded, regardless of actual performance).

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

        E.      A-Pool Participants Chart -- Examples of Potential Payout Levels


                        EPS OF $.01              MINIMUM                        PAR FINANCIAL              OUTSTANDING
                        UP TO 85% OF             FINANCIAL                      PERFORMANCE                FINANCIAL
                        BUDGETED EPS             PERFORMANCE                    (100% OF                   PERFORMANCE
                                                 (85% OF BUDGETED               BUDGETED EPS)              (115% OF
                                                 EPS)                                                      BUDGETED EPS)

Company                 0                        7.5 points                     15.0 points                22.5 points
Financial
Performance
Points

Personal                From 7.5                 7.5 points                     From 7.5 points            From 7.5
Performance             points to                                               to 15.0 points             points to
Points                  11.25 points                                                                       22.5 points

Total                   7.5% to                  15.0% of Base                  Up to 50.0%                Up to 45.0%
Percentage              11.25% of                Salary                         of Base Salary             of Base Salary
of Base                 Base Salary
Salary
Payable as
Bonus
(Company
Financial
Performance
plus Personal
Performance)

        NOTE: This chart assumes that the MIBP participant has achieved the required minimum personal performance rating of 7.5 points, without
        which no bonus award under this plan shall be payable.   Each point
        is equal to one percentage point of base salary. Numbers are to be interpolated between categories on a straight line basis. Points which fall between two categories are calculated on a straight arithmetic basis (i.e., if the financial results fall midway between minimum and par, 11.25 financial points will be awarded; likewise, in that situation, no more than 11.25 personal points can be awarded, regardless of actual performance).




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     VII.   APPROVAL OF BONUS AWARDS
          1. The Compensation Committee of the Board of Directors of the Company shall review and recommend to the Board of Directors proposed bonus awards for all Corporate
                    Non-Executive Officers.
         2.       The Board of Directors of the Company shall approve bonus
                    awards to all Corporate Non-Executive Officers.
         3.       Bonus awards for A-Pool and B-Pool level participants shall be approved by the appropriate Corporate Non-Executive Officer and Corporate Executive Officer to whom such participants report, together with the Vice President, Human Resources.
    VIII.               PAYOUT OF BONUS AWARDS
           Bonus awards for performance in the previous plan year shall be paid after the Company's financial statements have been finalized and the Board of Directors has concluded its determinations on the subject.
      IX.               AMENDMENTS
                        This plan may not be substantively amended except by the Compensation Committee of the Board of Directors of the Company.
       X.               NO CREATION OF RIGHTS
                        This plan shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of the Company to modify, amend

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or rescind this plan for any subsequent plan year.  Nor shall this plan be construed as creating any right to employment or continued employment on the part of any person.
Notwithstanding anything to the contrary set forth herein, there shall be no entitlement on the part of any employee to a bonus and the final decision as to whether to pay a bonus to any employee, or the amount of any bonus to be paid, shall be discretionary on the part of the Board of Directors of the Company (with respect to Corporate Non-Executive Officers) or the Executive Management Committee of the Company (with respect to A-Pool and B-Pool level participants).